UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                  ---------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 16, 1999


                          OCWEN ASSET INVESTMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      VIRGINIA                  001-14043                   65-0736120
  (STATE OR OTHER              (COMMISSION               (I.R.S. EMPLOYER
   JURISDICTION                FILE NUMBER)              IDENTIFICATION NO.)
 OF INCORPORATION)


                                THE FORUM, SUITE 1000
            1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA   33401
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)           (ZIP CODE)


                                 (561) 682-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS

The news release of Ocwen Asset Investment Corp., dated April 16, 1999, announcing receipt of a proposal from Ocwen Financial Corporation regarding a business combination and postponement of Ocwen Asset Investment Corp.'s 1999 Annual Meeting of Shareholders, is attached hereto and filed herewith as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements.

         Not Applicable.

(b)      Pro Forma Financial Information.

         Not Applicable

(c)      Exhibits

(99)     News release of Ocwen Asset Investment Corp. dated April 16, 1999.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                          OCWEN ASSET INVESTMENT CORP.
                          (Registrant)


                          By: /s/ MARK S. ZEIDMAN
                              --------------------------------------
                                  Mark S. Zeidman
                                  Senior Vice President and
                                  Chief Financial Officer


Date:   April 16, 1999

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

                                INDEX TO EXHIBIT


     EXHIBIT NO.   DESCRIPTION                                       PAGE

          99       News release of Ocwen Asset Investment Corp.        5
                   dated April 16, 1999.

                                       4